DIGUANG ELECTRONICS 帝光电子



Introduction

About Diguang Electronics

Diguang Electronics Co., Ltd

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Diguang International Development Company, Ltd.. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Diguang's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Diguang is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of backlight products; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Diguang does not assume any obligation to update the information contained in this presentation.

DIGUANG ELECTRONICS 帝光电子

Corporate Snapshot

Corporate HQ	Shenzhen, China
Ticker Symbol	DGNG
Exchange	OTCBB
Sector	Technology
Industry	Electronic Components
Price (May 14, 2007)	$2.25
Market Capitalization (May 14, 2007)	$51 million
Shares Outstanding	22.59 million
Public Float	5.59 million
Fiscal Year Ends	December 31
FY2006 Revenues (December 31, 2006)	$31.9 million
FY2006 Earnings Per Share (December 31, 2006)	$0.08
52-Week High/Low	$15.75/$1.85

Diguang Worldwide


Dongguan plant
Diguang (TW)
Sales rep office
Diguang (HK)
Office
Diguang
(DGNG)
Dihao Yanzhou
Factory
Wuhan Diguang
Inhouse
For" Taiwan Tiger"
Shenzhen Diguang
Co., Ltd-HQ

Vision and Mission

Vision

Through product innovation, become the leading backlight manufacturer, of all sizes, in Mainland China.

Mission

Through our product and technological offerings, make the world brighter & more beautiful and communication clearer & quicker.

DIGUANG ELECTRONICS 帝光电子

What is an LCD Backlight?

A backlight...

- Is the light source of an LCD screen
- Is one of the most expensive components in an LCD product
- Has a direct impact on an LCD product's
  - *color gamut*
  - *brightness*
  - *light uniformity*
  - *power consumption*
  - *life time*
  - *cost*
  - *environmental impact*



Backlight

Products and Applications

- **Small backlights (< 10.4”) for:**
  - *Car navigation systems*
  - *DVD, GPS, PDA & CD players*
  - *Digital cameras*
  - *Camcorders*
  - *MP3 & MP4 players*
  - *Cell phones*
  - *Appliance displays*
- **Medium backlights (15”-19”) for:**
  - *Computer monitors*
- **Large backlights (20”-47”) under development for:**
  - *Televisions*


BACK LIGHT

History & Trends

- **The first backlight production facilities were in Korea and Japan**
  - *Produced 85% of all LCD technologies, including backlights, in 2000*
  - *High quality*
  - *Cost initially not a significant factor*

- **5 years ago, global production began to shift to China**
  - *First to Taiwan, now to mainland China*
  - *Korea and Japan market share was expected to decline to 55% of LCD market in 2005*
  - *Few manufacturers in China can produce at low cost while retaining a high level of quality*

Diguang is one of these select Chinese manufacturers

Investment Thesis

- **Target Market:** *critical application, large addressable market, turning to China*
- **Leading backlight producer in China with competitive edge**
- **R&D approach helps maintain market leadership**
- **Experienced management to execute plan**
- **Strong financials to support growth**
- **Significant growth opportunities**

Target Market

- Market is driven by innovations in consumer electronics
- $8.4 billion global backlight market in 2006 growing at over 11% per year through 2009

Source: Displaybank

Growing Global Backlight Market



In US$ billions
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2006
2009

Source: CHINA-TFT, iSuppli/Stanford Resources

Target Market

- Industry-wide Pricing Pressure
- Display manufacturers in search of high performance-to-price components
- Market is turning to China because of lower costs, high quality

DIGUANG ELECTRONICS 帝光电子

Diguang is an Industry Leader in China

	China Competitors	International Competitors
Region	*South China*	*Taiwan*
BLU Sizes	*Mostly < 10.4”*	*Mostly > 10.4”*
Key Competitors	*None*	*Radiant, Coretronic, Shian Yih, Waichi*
Competitor Characteristics	• *Small* • *Lower price, lower quality*	• *Large & established* • *Higher quality, higher price*
Our Advantages	• *High Quality* • *Economies of Scale* • *Strong R&D*	• *Nimble, Similar Quality* • *Lower Price* • *Higher Profit Margin*
Our Disadvantages	*Higher price*	*High Resistance from Competitors*

Diguang is an Industry Leader in China

- **Technology-Based**
  - *Has 11 patents on light enhancement, dispersal, and uniformity*
  - *New patents on large backlights pending*
  - *Continuous filing of new patents*
- **High performance-to-price features: Value Creation**
  - *Low product structural cost due to innovative and efficient designs*
  - *Vertical integration*
  - *Product customization*
- **Open-Ended Backlight Supplier**
  - *One of the few in the industry*
  - *Offers flexibility to the customer*
- **Quick Response Time**
  - *Diguang can deliver products to customers as quickly as 10 days after an order is placed*

DIGUANG ELECTRONICS 帝光电子

Major Customers

LCM Customers

OPTREX

SII

LG

HannStar

京东方 BOE

WINTEK

Elec & Eltek 应利安达

VARITRONIX

OCULAR Displays and Electroics

Major Customers

Branders or Integrators

SKYWORTH 创维
KONKA
Hisense 海信
ALCO
Mustek
ACTION
Shinco 新科
GREE

An R&D Approach

✓ In-house R & D Team

Approx. 100 team members(engineers and technician)

✓ Optoelectronic Technology

Collaboration with the Center for Display Research, Hong Kong University of Science and Technology

✓ LED BLU for TV Application

Cooperation with major Chinese TV producers in the integration of LED BLU into televisions for government funded hi-tech projects

✓ Enhance Existing Products

Co-design with customers and suppliers

R&D Milestones

Year	R&D Milestone
1995-1997	Side/Bottom LED B/L
1998-2000	CCFL B/L, Hi-bright White LED B/L
2001-2003	Medium-and-small-size CCFL/LED B/L
2004-2005	Large-size CCFL B/L for TV & MNT
2005-2006	Large-size LED B/L for TV & MNT
By now	Have gained 11 key Patents for B/Ls

Product Mix for 2007



Large Size Backlights
Capacity: 10-15K per day
Applications:
Televisions and computer monitors
Growth Rate to 2006 = 2000%
Middle & Small-Size Backlights
Capacity: 150-250K per day
Applications:
Portable DVD, DSC, IN-CAR TV,
GPS, Digital Photo Frame,
Growth Rate to 2006 = 45%
Production Mix for 2007
Capacity: 200K per day
Applications:
Industrial Control,
Meter, Cell-phone,White
Growth Rate to 2006 = 30%
Other B/L

CCFL Backlights for Medium-and-Small-size TFT-LCD



Technical Parameters:

Main Sizes (inches): 2.5 3.5 3.6 4.0 4.5 5.0 6.2 6.5 7.0 8.4 9.0 10.4
Brightness (cd/m²): 3000 - 10000
Uniformity: >80%
Life Span: 20K-50K Hr.
Visible Angle: 70°---160°

CCFL/LED Backlights for Televisions & Monitors



Technical Parameters：

Brightness (cd/m²): 5000

Uniformity: >85%

Visible Angle: 170°

High-Brightness White LED Backlight Under 10.4″



Technical Parameters :

Main Sizes (inches): 1.5 1.6 1.8 1.95 2.0 2.2 2.5 3.5 up to 10.4
Brightness (cd/m^2): 2000 - 4500
Uniformity: >80%

Common Side LED Backlight



Technical Parameters

Colors: red/orange/yellow/green/yellow-green/blue/white/amber, etc.
Brightness (cd/m^2): 5 – 3000
Uniformity: ≥ 75%
Thickness: ≥ 1.0 mm
Visible scope: Based on customers' requirements

Common Bottom LED Backlight



Technical Parameters:

Colors: red/orange/yellow/green/ yellow-green/blue/white/amber. etc.

Brightness (cd/m2): 50 - 3000

Uniformity: >80%

Thickness: ≥4.0mm

Visible Scope: Based on Customers' requirements

Production Capacity

- **Existing production capacity is scaleable to substantial revenues**
  - *capacity varies based on size and type of backlight*
  - *4.5 million to 6 million pieces of small (<10.4") backlights per month*
  - *Availability of additional production capacity of approximately 400,000 pieces of medium (15"-19") backlights per month*
- **Room to expand**

Modern Manufacturing

✓ Facilities

- *State-of-the-art production campus in Dongguan, South China – Leased*
- *65% ownership of a plant in Yangzhou, East China – Leased*
- *In-house production at a customer facility in Central China - Leased*



Dongguan Campus

✓ Personnel

- *Approximately 2,000 employees*

Modern Manufacturing



Super Clean Assembling Workshop(1K-10k/class)



Injection Workshop

Modern Manufacturing









BM-7

BM-9

2D Image Projector

3D Image Projector

DIGUANG ELECTRONICS
帝光电子

Modern Manufacturing



Automatic Soliding Machine



Light Guiding Plate Molding Machine



Cut & Shear Machine



Automatic Fix Chip Machine

Modern Manufacturing



Lead-Free Reflow Soldering Machine



Automatic Blending Machine



Polishing Machine



Automatic Silk-screen Machine

Quality Assurance



Constant Temperature & Humidistat Machine



Temperature Shock Machine

DIGUANG ELECTRONICS 帝光电子

Dedication to Quality


CERTIFICATE

Shenzhen Diguang Electronics Co., Ltd.

ISO 9001:2000 Management Certificate


TÜV

CERTIFICATE

ISO/TS16949: 2002 Management Certificate


SGS

ISO 14001:2004

ISO14001: 2004 Environment Certificate


SGS

OHSAS 18001:1999

OHSAS 18001 Health & Safe Certificate

Experienced Management

- **Mr. Song Yi – Chairman and Chief Executive Officer**
  - Extensive management and engineering background
  - High-level authority in many related associations/industry organizations:
    - *Deputy Director of Working Committee of Shenzhen Electronics Communication Experts*
    - *Deputy Director of Shenzhen Optoelectronic Industry Association*
    - *Director of China Flat Panel Display Association*
  - Education:
    - *MBA from USQ University*
    - *CEO coursework in Enterprise International Management at Tsinghua University (2004-2005)*
    - *Undertook research project in Automation Control Engineering with Huazhong Science & Technology University (1985)*
    - *Undertook research project in Computer Science with Wuhan University (1984)*
    - *Degree in Electronics from China Central Television University (1983)*

Experienced Management

- **Mr. Song Hong – Chief Operating Officer**
  - Experienced, results-oriented leader
  - Previously in management at China National Non-Ferrous Metals Industry Corporation and Beijing Engineering Design & Research Institute for Nonferrous Metals Industry (ENFI)
  - Joined Diguang in 2001 and worked as VP under Mr. Song Yi
  - Education:
    - *MBA from Beijing University (2001)*
    - *Post-Graduate Studies in Project Economic Analysis at Paris Mineral Industries University (1998-1999)*
    - *Degree in Mechanical Engineering from Xi'an Construction Technology University (1983)*

Experienced Management

- **Keith Hor – Chief Financial Officer**
  - Extensive experience in top positions in corporate finance, treasury accounting, auditing, and financial planning for multi-national corporations
  - October 2006 to March 2007, financial controller overseeing corporate strategic planning and accounting in Diguang
  - Obtained Master degree in Finance from the City University of New York and the practising CPA in Hong Kong.
  - Working experiences:

    Price Waterhouse Coopers- Audit and Assurance Dept(Senior Accountant)

    Jardine Logistics (HK) Ltd- V.P. (Finance and Administration)

    Asia Tiger Group Ltd(SGX)- Group Financial Controller

Strong Financials

	March 31, 2007
Cash & Equivalents	$ 16,323,012
Current Assets	$ 32,628,355
Total Assets	$ 39,825,888
Long Term Liabilities	-
Total Liabilities	$ 9,458,864
Shareholders' Equity	$ 29,289,129

Ratios	
Current	3.44X
Quick	2.82X
LT Debt/Equity	0%

Growth Opportunities Ahead

✓**Small Products (<10.4”):**

- *New top tier customers, e.g. LPL, Panasonic*

✓**Medium Products (15”- 19”):**

- *Order increase from existing customers*
- *New Customers*

✓**Large Products (20”-47”):**

- *CCFL BLU*
- *LED BLU*

Growth Opportunities Ahead

Introducing LED backlights to televisions

- ✓ **Improved Viewer Experience**
  - *Reduces motion blur, a key weakness of LCD displays*
  - *Enhances color gamut*
  - *Increases contrast ratio*
- ✓ **Cost Savings**
  - *Saves power (dimming & dynamic backlights)*
  - *Lengthens life time*
  - *Potential of removing color filter (color sequence)*
- ✓ **Green Technology**
  - *Saves power (dimming & dynamic backlights)*
  - *Environmentally friendly (no mercury, no radiation)*

Key Recent Accomplishments

- ✓ Won in-house supplier status to one of the four Taiwan Tigers in the TFT-LCD industry, to supply 15"-19" BLU
- ✓ Received order for 15"-19" BLU from another customer
- ✓ Jointly cooperate with the major TV producer partners for the semiconductor-related program under the current 5-year plan for LED BLU for TV applications.

Thank you and questions are welcome!

BLU Unit Forecast by Lamp Technology
Expected 40"-44


Units (Millions)
25
20
15
10
5
0

	2006	2007	2008	2009	2010
Other	0.0	0.0	0.2	0.4	0.7
LED	0.0	0.2	0.8	2.9	11.5
FFL	0.0	0.1	0.3	0.6	0.9
EEFL	0.0	0.2	0.4	0.9	1.4
CCFL	2.1	4.3	6.7	9.6	8.5

By Insight Media

Business Philosophy


Vision & Mission
Customer-Oriented
Mankind-Based
Technology-Leading
3C(Customer/Competition/Change)-Based Continuous Improvement

Appendix
Types of Backlights



- **LED (Light Emitting Diode) Backlights**
  - *Current Applications: Small/medium sized applications including cell phones, PDAs,*
  - *digital cameras, etc.*
  - *Advantages: Lower cost than other alternatives; long operating life; bright light*
  - *Disadvantages: High power consumption; sometimes non-uniform light*
  - *Future Trends: Increased demand as CCFLs become banned due to mercury content*
  - *and new technologies are developed to solve the power consumption and occasional uniformity issues*



- **CCFL (Cold-Cathode Fluorescent Lamp) Backlights**
  - *Current Applications: Televisions, computer monitors, medical equipment displays, etc.*
  - *Advantages: Low power consumption; bright & uniform light*
  - *Disadvantages: High operating temperature; high amount of mercury present*
  - *Future Trends: Less overall usage due to mercury concerns*



- **EL (Electroluminescent) Backlights**
  - *Current Applications: Small, simple non-color displays (clocks, watches, etc.)*
  - *Advantages: Low cost, low power consumption; thin size*
  - *Disadvantages: Low brightness; limited life*
  - *Future Trends: Less usage as more products convert to color displays*

Appendix
CCFL vs. LED

Comparative Advantages/Disadvantages of CCFL vs. LED		
	CCFL	**LED**
Advantages	• *Low Cost* • *Established & stable technology* • *Established & stable market*	• *High color gamut* • *Faster response time* • *Linear dimming capability* • *Longer lifetime* • *Color sequencing can potentially eliminate need for color filter in the panel* • *Dynamic backlight—less energy consumption and higher contrast ratio* • *No mercury content, no radiation*
Disadvantages	• *Low color gamut* • *Limited power savings* • *Mercury content & radiation* • *Shorter lifetime*	• *Higher cost* • *Historically, not as suitable for larger displays*

Appendix
Plasma vs. LCD

Technology	How They Work	Quality	Cost
PLASMA	*Electricity activates tiny xenon or neon containers*	*Best in darker rooms because screens can achieve deeper black*	*Better in larger screens*
LCD	*Layers of liquid crystal filters light*	• *Brighter picture* • *Higher definition* • *Good in lighter rooms*	*Better in small and medium sizes*

Titles and Honors


实用新型专利证书


理 事 單 位


深圳市高新技术企业
HI-TECH


中国电子行业知名品牌


专利证书